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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 24, 2005


                           LONG ISLAND FINANCIAL CORP.
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               (Exact name of registrant as specified in charter)

         DELAWARE                        0-29826                 11-3453684
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(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
    of incorporation)                                        Identification No.)

       1601 VETERANS MEMORIAL HIGHWAY, SUITE 120, ISLANDIA, NEW YORK 11749
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        (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (631) 348-0888
                                                           --------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
             ---------------------------------------------

         On October 24, 2005, Long Island Financial Corp., the holding company for Long Island Commercial Bank, announced its unaudited financial results for the quarter ended September 30, 2005. The press release announcing the unaudited financial results for the quarter ended September 30, 2005 is included as
Exhibit 99.1 and incorporated herein by reference.

         New York Community Bancorp, Inc. has filed a registration statement with the Securities and Exchange Commission (the "SEC") containing a proxy statement/prospectus and other documents regarding its proposed transaction with Long Island Financial Corp. Investors are urged to read the proxy statement/prospectus because it contains important information about New York Community Bancorp, Inc. and Long Island Financial Corp., and the prospective transaction. Copies of this proxy statement/prospectus have been mailed to Long Island Financial Corp. shareholders and, together with other documents filed by New York Community Bancorp, Inc. or Long Island Financial Corp. with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by directing a request to New York Community Bancorp, Inc. c/o the Investor Relations Department, 615 Merrick Avenue, Westbury, N.Y. 11590 or the Corporate Secretary, Long Island Financial Corp., 1601 Veterans Highway, Suite 120, Islandia, N.Y. 11749.

         Long Island Financial Corp. and its directors, executive officers and certain other members of management, and employees may be soliciting proxies from their shareholders in favor of the proposed transaction. Information regarding such persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Long Island Financial Corp.'s shareholders in connection with the proposed transaction is set forth in Long Island Financial Corp.'s proxy statement filed with the SEC on March 25, 2005 relating to its annual meeting of shareholders held on April 20, 2005. Additional information is set forth in the proxy statement/prospectus filed with the SEC.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

       (a)   Financial Statements of Businesses Acquired: Not applicable

       (b)   Pro Forma Financial Information:  Not applicable

       (c)   Exhibits

             Number            Description
             ------            -----------

             99.1              Press Release Dated October 24, 2005





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LONG ISLAND FINANCIAL CORP.



                                    By: /s/ Douglas C. Manditch
                                        --------------------------------------
                                        Douglas C. Manditch
                                        President & Chief Executive Officer
                                        Dated: October 25, 2005



                                    By: /s/ Thomas Buonaiuto
                                        --------------------------------------
                                        Thomas Buonaiuto
                                        Vice President & Treasurer
                                        Dated: October 25, 2005